Announcements and subsequent events	6 Months Ended
Jun. 30, 2021
Disclosure Of Additional Information [Abstract]
Announcements and subsequent events	Announcements and subsequent events
AngloGold Ashanti Submits Proposal to Acquire Corvus
On 13 July 2021, AngloGold Ashanti announced that a non-binding proposal was submitted to the Board of Directors of Corvus Gold Inc. (Corvus) to acquire for cash all of the issued and outstanding common shares of Corvus which the Company does not already beneficially own. The proposed combination of Corvus’ existing exploration assets with AngloGold Ashanti’s assets in the near vicinity would further consolidate one of the largest new gold districts in Nevada and would provide the opportunity for AngloGold Ashanti to establish, in the medium and longer term, a meaningful, low-cost, long-life production base in this premier mining jurisdiction.